UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  10/31/2016

Item 1.  Reports to Stockholders.

Annual Report 10/31/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
1-Year	0.46%	-5.32%	6.37%

5-Year	10.20	8.91	13.31

10-Year	6.08	5.46	5.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges

2        OPPENHEIMER EQUITY INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.46% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 6.37%. The Fund’s underperformance stemmed primarily from stock selection and an overweight position in the consumer discretionary sector. Other underperforming sectors for the Fund included industrials, health care and information technology, where stock selection was the primary detractor. The Fund outperformed the Index in the consumer staples sector due to stock selection and telecommunication services as a result of an overweight position.

MARKET OVERVIEW

The reporting period was a volatile time for global equity markets. The closing months of 2015 were marked by economic concerns and debate about the direction of U.S. interest rates. 2016 started off strongly, as commodity prices recovered, but growth concerns quickly resurfaced and began to weigh on equity markets. Global equity markets also experienced a short-term sell-off following the

United Kingdom’s vote to leave the European Union (commonly known as “Brexit”). Nevertheless, financial markets quickly recovered during the third quarter of 2016, as Brexit had very little direct impact on the U.S. economy. U.S. investors instead focused their attention on two tug-of-wars: Fed policy and anticipated interest rate moves and secondly, the Presidential election.

3        OPPENHEIMER EQUITY INCOME FUND

FUND REVIEW

During the reporting period, top contributors to performance included Communications Sales & Leasing, Inc. (CSAL), Chevron Corp. and Assured Guaranty Ltd.

CSAL is a telecom infrastructure REIT created from the separation from Windstream last year. After performing very poorly post separation, CSAL rebounded strongly during the second quarter of 2016 as the company diversified its tenant base which assuaged investor concerns about the sustainability of the dividend. We’ve trimmed our position modestly as the stock has appreciated, but with an 8% yield we continue to like the name.

During the reporting period, Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

Assured Guaranty provides municipal bond insurance and financial guarantees for infrastructure and structured financings. The company performed well during the reporting period as optimism regarding an acceptable debt restructuring at PREPA—the Puerto Rico electric utility—advanced. Despite very negative headlines, we continue to believe that losses on Puerto Rico debt will be modest and manageable. With the stock at a large discount to book value we continue to like Assured Guaranty.

Detractors from performance during the reporting period included Citigroup, Inc., Allergan plc and Kinder Morgan, Inc.

Citigroup, our largest position, is a leading money center banking company. Financials in general and Citi in particular had a difficult first quarter of 2016 due to credit concerns surrounding energy exposures as well as continued very low interest rates. Although the stock declined for the overall reporting period, it recovered nicely in the closing months of the reporting period. We view the stock as very inexpensive on a price to tangible book basis, trading at around 80% of tangible book. Key catalysts for the recent improved performance include more optimistic interest rate assumptions, increased dividends and buybacks and generally stable to improving operating fundamentals. We continue to like Citi at period end.

Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. Last July, Allergan announced the sale of its generic business, which sells approximately 1,000 generic and branded generic products globally, to Teva Pharmaceuticals for approximately $40 billion. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. Allergan declined in the first quarter

4        OPPENHEIMER EQUITY INCOME FUND

as concerns increased during March about the likelihood of the transaction closing. Subsequently, the merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive.

Kinder Morgan is a leading energy infrastructure company. While Kinder is a C-corp, it trades in line with the master limited partnership (“MLP”) space and has been valued on its distribution yield and the expected growth rate of that distribution. Kinder’s stock experienced declines primarily over the first half of the period due to the sharp decline in oil and gas prices. This stock weakness made raising equity to fund its backlog more difficult and expensive. Furthermore, the Ratings Agencies were concerned about Kinder Morgan’s leverage following a small acquisition during the fourth quarter which threatened its investment grade rating. A higher cost of equity and the risk of higher debt costs put the company in a bind and Kinder elected to cut its distribution to fund its backlog and improve its credit metrics. The stock has rebounded nicely year to date in 2016, but not enough to offset earlier losses during this reporting period.

STRATEGY & OUTLOOK

The economic and market environment remain volatile. While the U.S. economy continues to grow, growth remains frustratingly low. Furthermore, the interest rate environment remains challenging. We believe low rates are no longer benefiting the economy and are more of a reason for concern than optimism, while investors worry as to whether the market can handle higher rates. It’s a tough situation. The election also remains a big wild card with strong opinions on both sides. Put it all together and it’s likely that the rest of the year will remain volatile. In this environment we will continue to seek stocks with attractive valuations and above average yields. We believe this combination will prove successful over time.

Michael S. Levine, CFA Portfolio Manager

5        OPPENHEIMER EQUITY INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	4.9%
Assured Guaranty Ltd.	4.0
Chevron Corp.	2.8
Apple, Inc.	2.7
JPMorgan Chase & Co.	2.6
AT&T, Inc.	2.4
Pfizer, Inc.	2.4
Wells Fargo & Co.	2.3
Royal Dutch Shell plc, Cl. A, Sponsored ADR	2.3
Merck & Co., Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	10.9%
Oil, Gas & Consumable Fuels	10.2
Insurance	7.3
Capital Markets	5.6
Pharmaceuticals	5.3
Real Estate Investment Trusts (REITs)	5.0
Technology Hardware, Storage & Peripherals	2.9
Diversified Telecommunication Services	2.7
Automobiles	2.6
Electric Utilities	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	87.9%
Preferred Stocks	9.8
Convertible Corporate Bonds and Notes	2.1
Structured Securities	0.2
Rights, Warrants and Certificates	—*
Non-Convertible Corporate Bonds and Notes	—*
Mortgage-Backed Obligations Government Agency	—*
Non-Agency	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on the total market value of investments.

6        OPPENHEIMER EQUITY INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	0.46%	10.20%	6.08%

Class B (OBEIX)	3/3/97	-0.31	9.29	5.52

Class C (OCEIX)	3/3/97	-0.27	9.37	5.24

Class I (OIEIX)	2/28/12	0.88	9.13*	N/A

Class R (ONEIX)	3/1/01	0.25	9.86	5.72

Class Y (OYEIX)	2/28/11	0.74	10.50	7.30*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	-5.32%	8.91%	5.46%

Class B (OBEIX)	3/3/97	-4.81	9.00	5.52

Class C (OCEIX)	3/3/97	-1.17	9.37	5.24

Class I (OIEIX)	2/28/12	0.88	9.13*	N/A

Class R (ONEIX)	3/1/01	0.25	9.86	5.72

Class Y (OYEIX)	2/28/11	0.74	10.50	7.30*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R, and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

7        OPPENHEIMER EQUITY INCOME FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EQUITY INCOME FUND

Actual	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During 6 Months Ended October 31, 2016

Class A	$1,000.00	$1,055.30	$5.39

Class B	1,000.00	1,051.50	9.32

Class C	1,000.00	1,051.20	9.32

Class I	1,000.00	1,057.60	3.16

Class R	1,000.00	1,054.10	6.73

Class Y	1,000.00	1,056.50	4.14

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.91	5.29

Class B	1,000.00	1,016.09	9.16

Class C	1,000.00	1,016.09	9.16

Class I	1,000.00	1,022.07	3.11

Class R	1,000.00	1,018.60	6.62

Class Y	1,000.00	1,021.11	4.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.04%

Class B	1.80

Class C	1.80

Class I	0.61

Class R	1.30

Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS October 31, 2016

	Shares	Value
Common Stocks—88.1%
Consumer Discretionary—8.1%
Automobiles—2.6%
Ford Motor Co.	4,475,000	$52,536,500
General Motors Co.	1,690,000	53,404,000

		105,940,500
Hotels, Restaurants & Leisure—1.1%
Extended Stay America, Inc.	3,050,000	43,615,000

Household Durables—1.8%
Beazer Homes USA, Inc.[1,2]	284,530	2,910,742
CalAtlantic Group, Inc.	1,645,000	53,166,400
PulteGroup, Inc.	890,000	16,554,000

		72,631,142
Media—0.4%
Comcast Corp., Cl. A	255,000	15,764,100
Time Warner, Inc.	25,000	2,224,750

		17,988,850
Multiline Retail—1.6%
Kohl’s Corp.	445,000	19,468,750
Macy’s, Inc.	790,000	28,827,100
Target Corp.	220,000	15,120,600

		63,416,450
Specialty Retail—0.6%
Lowe’s Cos., Inc.	45,000	2,999,250
Signet Jewelers Ltd.	109,000	8,857,340
Staples, Inc.	1,875,000	13,875,000

		25,731,590
Consumer Staples—6.5%
Beverages—1.1%
Coca-Cola Co. (The)	585,000	24,804,000
Molson Coors Brewing Co., Cl. B	207,500	21,540,575

		46,344,575
Food & Staples Retailing—2.3%
Kroger Co. (The)	75,000	2,323,500
Walgreens Boots Alliance, Inc.	690,000	57,083,700
Wal-Mart Stores, Inc.	455,000	31,859,100

		91,266,300
Food Products—1.2%
Kraft Heinz Co. (The)	510,000	45,364,500
Nestle SA, Sponsored ADR	6,000	435,870
Post Holdings, Inc.[1]	65,000	4,954,950

		50,755,320
Household Products—0.7%
Procter & Gamble Co. (The)	318,133	27,613,944

11        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Tobacco—1.2%
Philip Morris International, Inc.	487,500	$47,014,500
Energy—10.2%
Oil, Gas & Consumable Fuels—10.2%
BP plc, Sponsored ADR	1,652,500	58,746,375
Chevron Corp.	1,075,000	112,606,250
Exxon Mobil Corp.	935,000	77,904,200
Kinder Morgan, Inc.	1,175,000	24,005,250
Marathon Oil Corp.	2,525,000	33,279,500
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,867,500	93,020,175
Williams Cos., Inc. (The)	442,500	12,921,000

		412,482,750
Financials—31.2%
Capital Markets—5.6%
Goldman Sachs Group, Inc. (The)	430,000	76,643,200
KKR & Co. LP3	4,176,183	59,260,037
Morgan Stanley	2,250,000	75,532,500
NorthStar Asset Management Group, Inc.	937,500	12,843,750

		224,279,487
Commercial Banks—10.9%
Bank of America Corp.	2,675,000	44,137,500
Citigroup, Inc.[4]	4,050,000	199,057,500
JPMorgan Chase & Co.[4]	1,525,000	105,621,500
Wells Fargo & Co.	2,025,000	93,170,250

		441,986,750
Insurance—7.3%
American International Group, Inc.	996,750	61,499,475
Assured Guaranty Ltd.	5,400,000	161,406,000
MBIA, Inc.[1,2]	1,370,000	10,549,000
MetLife, Inc.	1,330,000	62,456,800

		295,911,275
Real Estate Investment Trusts (REITs)—5.0%
Blackstone Mortgage Trust, Inc., Cl. A	1,227,500	37,070,500
Colony Capital, Inc., Cl. A	2,895,000	55,033,950
Communications Sales & Leasing, Inc.	1,225,000	34,826,750
iStar, Inc.[1]	230,000	2,559,900
NorthStar Realty Finance Corp.	1,450,000	21,054,000
Starwood Property Trust, Inc.	1,352,500	30,079,600
Two Harbors Investment Corp.	2,775,000	23,115,750

		203,740,450
Real Estate Management & Development—0.4%
Realogy Holdings Corp.	650,000	14,878,500
Thrifts & Mortgage Finance—2.0%
MGIC Investment Corp.[1]	4,175,000	34,068,000
Radian Group, Inc.	3,425,000	46,545,750

		80,613,750

12        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Health Care—8.9%
Biotechnology—1.6%
AbbVie, Inc.	700,000	$39,046,000
Gilead Sciences, Inc.	372,500	27,427,175

		66,473,175
Health Care Equipment & Supplies—2.0%
Abbott Laboratories	1,067,500	41,888,700
Medtronic plc	460,000	37,729,200

		79,617,900
Pharmaceuticals—5.3%
Bristol-Myers Squibb Co.	210,750	10,729,283
Johnson & Johnson	237,500	27,547,625
Merck & Co., Inc.	1,362,500	80,006,000
Pfizer, Inc.[4]	3,000,000	95,130,000

		213,412,908
Industrials—5.4%
Aerospace & Defense—0.7%
General Dynamics Corp.	72,500	10,928,650
United Technologies Corp.	185,000	18,907,000

		29,835,650
Airlines—1.4%
United Continental Holdings, Inc.[1]	991,000	55,723,930
Commercial Services & Supplies—0.3%
LSC Communications, Inc.[1]	40,100	972,024
R.R. Donnelley & Sons Co.	592,500	10,516,875

		11,488,899
Electrical Equipment—1.2%
Eaton Corp. plc	340,000	21,681,800
General Cable Corp.	1,755,000	24,570,000

		46,251,800
Industrial Conglomerates—1.6%
General Electric Co.	2,227,500	64,820,250
Road & Rail—0.2%
CSX Corp.	302,500	9,229,275
Information Technology—10.8%
Communications Equipment—1.5%
Cisco Systems, Inc.	2,002,500	61,436,700
Internet Software & Services—1.0%
Alphabet, Inc., Cl. C1	51,750	40,599,945
IT Services—0.6%
International Business Machines Corp.	160,000	24,590,400
Semiconductors & Semiconductor Equipment—2.3%
Cypress Semiconductor Corp.	875,000	8,723,750
Intel Corp.	875,000	30,511,250
Micron Technology, Inc.[1]	1,225,000	21,021,000

13        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
QUALCOMM, Inc.	480,000	$32,985,600

		93,241,600
Software—2.5%
Microsoft Corp.	1,125,000	67,410,000
Oracle Corp.	812,500	31,216,250

		98,626,250
Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	955,000	108,430,700
HP, Inc.	712,500	10,324,125

		118,754,825
Materials—1.4%
Chemicals—0.5%
LyondellBasell Industries NV, Cl. A	245,000	19,489,750
Containers & Packaging—0.5%
International Paper Co.	432,500	19,475,475
Paper & Forest Products—0.4%
Domtar Corp.	455,000	16,357,250
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
AT&T, Inc.	2,640,000	97,125,600
Frontier Communications Corp.	3,225,000	12,964,500
Level 3 Communications, Inc.[1]	30,000	1,684,500

		111,774,600
Utilities—2.9%
Electric Utilities—2.5%
American Electric Power Co., Inc.	757,500	49,116,300
Exelon Corp.	270,000	9,198,900
PPL Corp.	1,250,000	42,925,000

		101,240,200
Independent Power and Renewable Electricity Producers—0.4%
NRG Energy, Inc.	1,405,000	14,935,150

Total Common Stocks (Cost $2,997,290,192)		3,563,587,065
Preferred Stocks—9.9%
Allergan plc, 5.50% Cv., Series A	107,250	82,475,250
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	364,404	10,203,312
Dominion Resources, Inc., 6.375% Cv.	299,500	15,043,885
Exelon Corp., 6.50% Cv.	769,875	36,723,037
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	992,500	82,883,675
iStar, Inc., 4.50% Cv., Non-Vtg.	1,239,705	62,456,338
Post Holdings, Inc., 5.25% Cv.	327,480	44,070,621
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	85,220	64,596,760

Total Preferred Stocks (Cost $438,541,141)		398,452,878

14        OPPENHEIMER EQUITY INCOME FUND

	Units	Value

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $5,586,026)	2,350,000	$14,100

	Principal Amount

Mortgage-Backed Obligations—0.0%

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 3.007%, 5/20/36[5]	$70,715	63,925

Federal Home Loan Mortgage Corp. Gold Pool:
9.00%, 8/1/22	216	219
9.00%, 8/1/22	9	10
9.00%, 3/1/24	165	178
9.00%, 3/1/24	53	54
9.00%, 1/1/25	281	327
9.00%, 5/1/25	59	66

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.244%, 6/1/26[6]	21,374	19,764

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	2,666	2,891

Federal National Mortgage Assn. Pool, 8.50%, 7/1/32	4,411	4,813

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 343, Cl. 18, 0.00%, 5/25/34[7,8]	20,763	4,711
Series 351, Cl. 10, 0.00%, 4/25/34[7,8]	33,066	6,639
Series 351, Cl. 8, 0.00%, 4/25/34[7,8]	72,929	14,635
Series 356, Cl. 10, 0.00%, 6/25/35[7,8]	52,245	9,648
Series 356, Cl. 12, 0.00%, 2/25/35[7,8]	25,431	4,810

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 36.623%, 12/18/31[7]	2,061	427
Series 2001-68, Cl. SC, 23.983%, 11/25/31[7]	1,380	287
Series 2002-7, Cl. SK, 14.655%, 1/25/32[7]	2,251	447
Series 2002-90, Cl. SY, 12.853%, 9/25/32[7]	2,023	449

Government National Mortgage Assn. I Pool:
8.00%, 5/15/17	379	381
8.50%, 8/15/17	28	28
8.50%, 11/15/17	23	23
8.50%, 12/15/17	26	27
8.50%, 12/15/17	102	102

Government National Mortgage Assn. II Pool, 2%, 3/20/26[5]	6,255	6,469

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	21,832	17,903

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 3.062%, 10/1/36[5]	132,822	124,370

Total Mortgage-Backed Obligations (Cost $344,907)		283,603

Non-Convertible Corporate Bonds and Notes—0.0%

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[9]	78,000	78,118

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	51,000	59,012

Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[9]	354,000	449,238

Total Non-Convertible Corporate Bonds and Notes (Cost $486,863)		586,368

Convertible Corporate Bonds and Notes—2.1%

MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[9]	24,035,000	30,073,794

15        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

					Principal Amount	Value

Convertible Corporate Bonds and Notes (Continued)

Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19					$58,428,000	$54,557,145

Total Convertible Corporate Bonds and Notes (Cost $80,162,449)						84,630,939

					Shares

Structured Security—0.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $9,376,578)					248,452	7,945,625

		Exercise Expiration
		Price	Date		Contracts

Exchange-Traded Options Purchased—0.0%

American Electric Power Co., Inc. Put[1]	USD	$57.500	12/16/16	USD	1,000	34,000

Johnson & Johnson Put[1]	USD	110.000	12/16/16	USD	1,000	88,000

Total Exchange-Traded Options Purchased (Cost $129,921)						122,000

Total Investments, at Value (Cost $3,531,918,077)					100.3%	4,055,622,578

Net Other Assets (Liabilities)					(0.3)	(11,421,010)

Net Assets					100.0%	$4,044,201,568

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares October 31, 2016

Beazer Homes USA, Inc.[b]	2,403,663	407,600	2,526,733	284,530
MBIA, Inc. [b]	9,370,000	150,300	8,150,300	1,370,000
Oppenheimer Institutional Government Money Market Fund, Cl. E [d]	3,336,037	559,490,303	562,826,340	—

		Value	Income	Realized Loss

Beazer Homes USA, Inc. [b]		$ —[c]	$—	$24,757,402
MBIA, Inc. [b]		—[c]	—	24,549,328
Oppenheimer Institutional Government Money Market Fund, Cl. E [d]		—	36,224	—

Total		$—	$36,224	$49,306,730

        a. Represents the last business day of the Fund’s reporting period.

        b. No longer an affiliate at period end.

        c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

        d. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $234,418,605. See Note 6 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise.

16        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statement of Investments (Continued)

The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $19,764 or 0.00% of the Fund’s net assets at period end.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $42,053 or 0.00% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,601,150 or 0.76% of the Fund’s net assets at period end.

Exchange-Traded Options Written at October 31, 2016
		Exercise	Expiration		Number	Premiums
Description		Price	Date		of Contracts	Received	Value

Alphabet, Inc. Call	USD	855.000	11/18/16	USD	(150)	$87,175	$(3,150)

American Electric Power Co., Inc. Put	USD	62.500	11/18/16	USD	(1,000)	88,958	(52,000)

American Electric Power Co., Inc. Call	USD	62.500	11/18/16	USD	(50)	7,131	(13,050)

Assured Guaranty Ltd. Call	USD	31.000	11/18/16	USD	(100)	2,485	(2,300)

Assured Guaranty Ltd. Call	USD	30.000	11/18/16	USD	(100)	5,227	(5,300)

AT&T, Inc. Call	USD	38.000	11/18/16	USD	(350)	9,623	(3,500)

AT&T, Inc. Call	USD	39.000	11/18/16	USD	(50)	1,918	(100)

Bank of America Corp. Call	USD	17.000	11/18/16	USD	(10,000)	235,828	(160,000)

Bank of America Corp. Call	USD	16.000	11/18/16	USD	(5,250)	352,606	(367,500)

Bank of America Corp. Call	USD	16.500	11/18/16	USD	(2,000)	92,017	(74,000)

Chevron Corp. Call	USD	100.000	11/18/16	USD	(800)	249,692	(424,000)

Chevron Corp. Call	USD	105.000	11/18/16	USD	(3,000)	390,745	(480,000)

Cisco Systems, Inc. Call	USD	31.000	11/18/16	USD	(275)	24,188	(16,775)

Citigroup, Inc. Call	USD	50.000	11/18/16	USD	(3,000)	266,510	(171,000)

Communications Sales & Leasing, Inc. Call	USD	30.000	11/18/16	USD	(300)	21,562	(12,000)

CSX Corp. Call	USD	31.000	11/18/16	USD	(498)	16,907	(20,916)

CSX Corp. Call	USD	30.000	11/18/16	USD	(1,500)	120,687	(147,000)

Cypress Semiconductor Corp. Call	USD	12.000	11/18/16	USD	(250)	2,240	(1,250)

Exxon Mobil Corp. Call	USD	87.500	11/18/16	USD	(75)	11,013	(750)

Exxon Mobil Corp. Call	USD	85.000	11/18/16	USD	(100)	6,321	(5,200)

Ford Motor Co. Call	USD	12.000	11/18/16	USD	(43,750)	1,116,392	(481,250)

Frontier Communications Corp. Call	USD	4.000	11/18/16	USD	(10,000)	156,173	(170,000)

General Cable Corp. Call	USD	15.000	11/18/16	USD	(500)	20,654	(20,000)

General Dynamics Corp. Call	USD	155.000	11/18/16	USD	(24)	4,582	(2,592)

General Electric Co. Call	USD	29.000	11/18/16	USD	(150)	5,301	(8,400)

General Motors Co. Call	USD	31.000	11/18/16	USD	(7,400)	764,181	(740,000)

General Motors Co. Call	USD	33.000	11/18/16	USD	(2,000)	156,936	(32,000)

General Motors Co. Call	USD	32.000	11/18/16	USD	(7,500)	660,922	(352,500)

Goldman Sachs Group, Inc. (The) Call	USD	175.000	11/18/16	USD	(225)	56,649	(123,975)

Intel Corp. Call	USD	36.000	11/18/16	USD	(1,885)	76,932	(24,505)

17        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

Exchange-Traded Options Written (Continued)
		Exercise	Expiration		Number	Premiums
Description		Price	Date		of Contracts	Received	Value

Johnson & Johnson Put	USD	115.000	11/18/16	USD	(1,000)	$143,006	$(151,000)

JPMorgan Chase & Co. Call	USD	67.500	11/18/16	USD	(250)	41,552	(59,750)

JPMorgan Chase & Co. Call	USD	70.000	11/18/16	USD	(750)	44,066	(52,500)

Kinder Morgan, Inc. Call	USD	22.000	11/18/16	USD	(2,300)	65,657	(20,700)

Kinder Morgan, Inc. Call	USD	21.000	11/18/16	USD	(1,825)	127,173	(56,575)

Kinder Morgan, Inc. Call	USD	21.500	11/18/16	USD	(125)	2,770	(2,125)

Kinder Morgan, Inc. Call	USD	20.000	11/18/16	USD	(1,000)	125,007	(79,000)

Kohl’s Corp. Call	USD	45.000	11/18/16	USD	(775)	168,255	(108,500)

Kohl’s Corp. Call	USD	47.500	11/18/16	USD	(225)	25,190	(14,625)

Kraft Heinz Co. (The) Call	USD	92.500	11/18/16	USD	(500)	26,619	(35,500)

Macy’s, Inc. Call	USD	38.000	11/18/16	USD	(100)	6,211	(10,100)

Macy’s, Inc. Call	USD	38.500	11/18/16	USD	(50)	3,093	(4,100)

Macy’s, Inc. Call	USD	36.000	11/18/16	USD	(75)	10,309	(13,425)

Marathon Oil Corp. Call	USD	14.500	11/18/16	USD	(250)	11,750	(4,250)

Marathon Oil Corp. Call	USD	15.000	11/18/16	USD	(500)	30,779	(5,000)

Marathon Oil Corp. Call	USD	15.500	11/18/16	USD	(175)	4,543	(875)

Marathon Oil Corp. Call	USD	16.000	11/18/16	USD	(250)	21,739	(750)

MBIA, Inc. Call	USD	8.000	11/18/16	USD	(500)	21,499	(11,000)

MetLife, Inc. Call	USD	47.500	11/18/16	USD	(7,125)	625,662	(648,375)

Micron Technology, Inc. Call	USD	17.000	11/18/16	USD	(550)	41,158	(37,950)

Micron Technology, Inc. Call	USD	17.500	11/18/16	USD	(500)	24,667	(24,000)

Micron Technology, Inc. Call	USD	18.000	11/18/16	USD	(2,175)	119,947	(60,900)

Molson Coors Brewing Co. Call	USD	106.000	11/18/16	USD	(25)	7,506	(5,000)

Molson Coors Brewing Co. Call	USD	110.000	11/18/16	USD	(50)	7,665	(3,850)

Morgan Stanley Call	USD	35.000	11/18/16	USD	(250)	3,705	(6,500)

Procter & Gamble Co. (The) Call	USD	90.000	11/18/16	USD	(1,500)	54,063	(31,500)

Staples, Inc. Call	USD	8.000	11/18/16	USD	(250)	9,115	(1,250)

United Continental Holdings, Inc. Call	USD	57.500	11/18/16	USD	(2,750)	243,915	(302,500)

United Technologies Corp. Call	USD	105.000	11/18/16	USD	(250)	10,925	(12,500)

Wal-Mart Stores, Inc. Call	USD	72.500	11/18/16	USD	(50)	4,138	(2,500)

Williams Cos., Inc. (The) Call	USD	30.000	11/18/16	USD	(525)	54,832	(31,500)

Williams Cos., Inc. (The) Call	USD	31.000	11/18/16	USD	(700)	57,441	(31,500)

Total of Exchange-Traded Options Written						$7,155,512	$(5,744,613)

See accompanying Notes to Financial Statements.

18        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2016

Assets
Investments, at value (cost $3,531,918,077)—see accompanying statement of investments	$4,055,622,578

Cash	453,403

Receivables and other assets:
Investments sold	24,916,312
Interest, dividends and principal paydowns	4,597,938
Shares of beneficial interest sold	2,174,269
Other	245,083

Total assets	4,088,009,583

Liabilities
Options written, at value (premiums received $7,155,512)	5,744,613

Payables and other liabilities:
Investments purchased	24,005,866
Shares of beneficial interest redeemed	12,797,083
Distribution and service plan fees	780,686
Trustees’ compensation	385,651
Shareholder communications	23,504
Other	70,612

Total liabilities	43,808,015

Net Assets	$4,044,201,568

Composition of Net Assets
Par value of shares of beneficial interest	$15,316

Additional paid-in capital	3,950,524,369

Accumulated net investment income	850,484

Accumulated net realized loss on investments and foreign currency transactions	(432,301,785)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	525,113,184

Net Assets	$4,044,201,568

19        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,759,383,144 and 99,967,926 shares of beneficial interest outstanding)	$27.60

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.28

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,315,834 and 2,950,208 shares of beneficial interest outstanding)	$22.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $654,196,932 and 29,521,315 shares of beneficial interest outstanding)	$22.16

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $122,209,216 and 4,433,604 shares of beneficial interest outstanding)	$27.56

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $142,063,764 and 5,374,093 shares of beneficial interest outstanding)	$26.43

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $301,032,678 and 10,915,810 shares of beneficial interest outstanding)	$27.58

See accompanying Notes to Financial Statements.

20        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,713,055)	$149,862,496
Affiliated companies	36,224

Interest	11,315,675

Total investment income	161,214,395

Expenses
Management fees	25,532,974

Distribution and service plan fees:
Class A	7,363,046
Class B	832,416
Class C	7,326,683
Class R	765,995

Transfer and shareholder servicing agent fees:
Class A	6,709,547
Class B	183,279
Class C	1,614,275
Class I	42,322
Class R	338,671
Class Y	895,702

Shareholder communications:
Class A	43,112
Class B	3,040
Class C	11,030
Class I	197
Class R	1,302
Class Y	3,686

Custodian fees and expenses	96,044

Borrowing fees	87,610

Trustees’ compensation	85,375

Other	410,653

Total expenses	52,346,959
Less waivers and reimbursements of expenses	(11,331)

Net expenses	52,335,628

Net Investment Income	108,878,767

21        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$(282,869,395)
Affiliated companies	(49,306,730)
Closing and expiration of option contracts written	55,113,689
Foreign currency transactions	49
Short positions	(260,798)

Net realized loss	(277,323,185)

Net change in unrealized appreciation/depreciation on:
Investments	106,851,336
Translation of assets and liabilities denominated in foreign currencies	(27)
Option contracts written	(2,544,278)

Net change in unrealized appreciation/depreciation	104,307,031

Net Decrease in Net Assets Resulting from Operations	$(64,137,387)

See accompanying Notes to Financial Statements.

22        OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2016	October 30, 2015[1]

Operations
Net investment income	$108,878,767	$161,296,793

Net realized gain (loss)	(277,323,185)	333,063,218

Net change in unrealized appreciation/depreciation	104,307,031	(705,461,429)

Net decrease in net assets resulting from operations	(64,137,387)	(211,101,418)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(110,147,385)	(100,198,924)
Class B	(3,225,763)	(3,249,062)
Class C	(27,881,945)	(23,609,598)
Class I	(5,466,467)	(4,289,653)
Class R	(5,343,507)	(4,626,028)
Class Y	(16,721,119)	(18,786,696)

	(168,786,186)	(154,759,961)

Distributions from net realized gain:
Class A	(176,534,563)	(214,855,302)
Class B	(6,392,738)	(9,641,936)
Class C	(52,677,558)	(63,633,461)
Class I	(7,275,438)	(6,593,376)
Class R	(8,925,712)	(11,001,153)
Class Y	(28,393,134)	(36,431,935)

	(280,199,143)	(342,157,163)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(563,953,981)	(33,476,880)
Class B	(37,012,046)	(26,564,049)
Class C	(157,007,201)	22,253,643
Class I	(13,113,201)	37,252,125
Class R	(19,025,576)	(6,100,152)
Class Y	(241,286,632)	(16,724,422)

	(1,031,398,637)	(23,359,735)

Net Assets
Total decrease	(1,544,521,353)	(731,378,277)

Beginning of period	5,588,722,921	6,320,101,198

End of period (including accumulated net investment income of $850,484 and $2,363,304, respectively)	$4,044,201,568	$5,588,722,921

1. Represents the last business day of the Fund’s reporting period.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$29.99	$33.60	$31.35	$25.80	$22.95

Income (loss) from investment operations:
Net investment income[2]	0.66	0.87	0.78	0.75	0.61
Net realized and unrealized gain (loss)	(0.62)	(1.92)	3.50	5.89	2.97

Total from investment operations	0.04	(1.05)	4.28	6.64	3.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.96)	(0.81)	(0.92)	(0.82)	(0.73)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.43)	(2.56)	(2.03)	(1.09)	(0.73)

Net asset value, end of period	$27.60	$29.99	$33.60	$31.35	$25.80

Total Return, at Net Asset Value[3]	0.46%	(3.45)%	14.19%	26.57%	15.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,759,383	$3,641,622	$4,121,447	$3,748,273	$2,494,276

Average net assets (in thousands)	$3,045,384	$4,016,231	$4,041,525	$3,048,993	$2,276,255

Ratios to average net assets:[4]
Net investment income	2.49%	2.73%	2.42%	2.62%	2.51%
Expenses excluding specific expenses listed below	1.04%	1.01%	1.00%	1.01%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.04%	1.01%	1.00%	1.01%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.01%	1.00%	1.01%	1.06%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.04%
Year Ended October 30, 2015	1.01%
Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EQUITY INCOME FUND

Class B	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$24.57	$27.99	$26.45	$21.95	$19.64

Income (loss) from investment operations:
Net investment income[2]	0.38	0.53	0.44	0.41	0.32
Net realized and unrealized gain (loss)	(0.54)	(1.58)	2.93	4.98	2.55

Total from investment operations	(0.16)	(1.05)	3.37	5.39	2.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.80)	(0.62)	(0.72)	(0.62)	(0.56)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.27)	(2.37)	(1.83)	(0.89)	(0.56)

Net asset value, end of period	$22.14	$24.57	$27.99	$26.45	$21.95

Total Return, at Net Asset Value[3]	(0.31)%	(4.16)%	13.28%	25.35%	14.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,316	$114,330	$158,955	$168,407	$146,117

Average net assets (in thousands)	$83,112	$140,806	$166,435	$155,005	$138,448

Ratios to average net assets:[4]
Net investment income	1.77%	2.02%	1.64%	1.72%	1.56%
Expenses excluding specific expenses listed below	1.80%	1.76%	1.81%	1.94%	2.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.80%	1.76%	1.81%	1.94%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.76%	1.81%	1.94%	2.02%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.80%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$24.59	$28.03	$26.50	$21.99	$19.68

Income (loss) from investment operations:
Net investment income[2]	0.37	0.51	0.44	0.45	0.35
Net realized and unrealized gain (loss)	(0.52)	(1.57)	2.94	5.00	2.55

Total from investment operations	(0.15)	(1.06)	3.38	5.45	2.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.81)	(0.63)	(0.74)	(0.67)	(0.59)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.28)	(2.38)	(1.85)	(0.94)	(0.59)

Net asset value, end of period	$22.16	$24.59	$28.03	$26.50	$21.99

Total Return, at Net Asset Value[3]	(0.27)%	(4.20)%	13.33%	25.62%	15.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$654,197	$906,696	$1,012,404	$803,867	$458,291

Average net assets (in thousands)	$732,570	$1,005,459	$932,089	$607,483	$408,320

Ratios to average net assets:[4]
Net investment income	1.74%	1.96%	1.64%	1.83%	1.72%
Expenses excluding specific expenses listed below	1.80%	1.76%	1.76%	1.77%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.80%	1.76%	1.76%	1.77%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.76%	1.76%	1.77%	1.85%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.80%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EQUITY INCOME FUND

Class I	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$29.95	$33.57	$31.32	$25.78	$24.90

Income (loss) from investment operations:
Net investment income[3]	0.77	0.97	0.88	0.83	0.43
Net realized and unrealized gain (loss)	(0.61)	(1.89)	3.53	5.92	0.93

Total from investment operations	0.16	(0.92)	4.41	6.75	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.08)	(0.95)	(1.05)	(0.94)	(0.48)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.55)	(2.70)	(2.16)	(1.21)	(0.48)

Net asset value, end of period	$27.56	$29.95	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[4]	0.88%	(3.01)%	14.66%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,209	$145,585	$125,157	$59,332	$10,147

Average net assets (in thousands)	$140,944	$145,869	$87,786	$34,913	$414

Ratios to average net assets:[5]
Net investment income	2.89%	3.05%	2.73%	2.85%	2.73%
Expenses excluding specific expenses listed below	0.61%	0.58%	0.59%	0.61%	0.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.61%	0.58%	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.58%	0.59%	0.61%	0.63%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	0.61%
Year Ended October 30, 2015	0.58%
Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$28.83	$32.41	$30.31	$24.99	$22.25

Income (loss) from investment operations:
Net investment income[2]	0.57	0.76	0.66	0.63	0.49
Net realized and unrealized gain (loss)	(0.60)	(1.86)	3.38	5.70	2.89

Total from investment operations	(0.03)	(1.10)	4.04	6.33	3.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.90)	(0.73)	(0.83)	(0.74)	(0.64)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.37)	(2.48)	(1.94)	(1.01)	(0.64)

Net asset value, end of period	$26.43	$28.83	$32.41	$30.31	$24.99

Total Return, at Net Asset Value[3]	0.25%	(3.72)%	13.85%	26.11%	15.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,064	$176,646	$205,039	$182,858	$124,081

Average net assets (in thousands)	$153,770	$195,901	$199,409	$150,952	$111,920

Ratios to average net assets:[4]
Net investment income	2.22%	2.47%	2.11%	2.27%	2.08%
Expenses excluding specific expenses listed below	1.29%	1.26%	1.30%	1.36%	1.48%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.29%	1.26%	1.30%	1.36%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.26%	1.30%	1.36%	1.48%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.29%
Year Ended October 30, 2015	1.26%
Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER EQUITY INCOME FUND

Class Y	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$29.96	$33.58	$31.34	$25.79	$22.94

Income (loss) from investment operations:
Net investment income[2]	0.75	0.93	0.84	0.84	0.66
Net realized and unrealized gain (loss)	(0.64)	(1.91)	3.52	5.89	2.99

Total from investment operations	0.11	(0.98)	4.36	6.73	3.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.02)	(0.89)	(1.01)	(0.91)	(0.80)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.49)	(2.64)	(2.12)	(1.18)	(0.80)

Net asset value, end of period	$27.58	$29.96	$33.58	$31.34	$25.79

Total Return, at Net Asset Value[3]	0.74%	(3.23)%	14.46%	26.97%	16.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$301,033	$603,844	$697,099	$361,819	$200,436

Average net assets (in thousands)	$405,774	$682,611	$487,585	$258,619	$131,940

Ratios to average net assets:[4]
Net investment income	2.81%	2.93%	2.60%	2.89%	2.73%
Expenses excluding specific expenses listed below	0.80%	0.76%	0.75%	0.71%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.80%	0.76%	0.75%	0.71%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.76%	0.75%	0.71%	0.76%

Portfolio turnover rate	41%	43%	40%	31%	30%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	0.80%
Year Ended October 30, 2015	0.76%
Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2016

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be

30        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

31        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,571,948	$—	$375,471,863	$423,939,787

32        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

1. At period end, the Fund had $336,678,403 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$41,989,550
No expiration	294,688,853

Total	$336,678,403

All of these losses are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have an expiration date of October 31, 2017.

2. The Fund had $38,793,460 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$455,990	$58,394,599	$58,850,589

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2016	Year Ended October 31, 2015

Distributions paid from:
Ordinary income	$247,448,742	$293,508,501
Long-term capital gain	201,536,587	203,408,623

Total	$448,985,329	$496,917,124

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized

33        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

gain or loss.

Federal tax cost of securities	$3,594,298,015
Federal tax cost of other investments	38,793,460

Total federal tax cost	$3,633,091,475

Gross unrealized appreciation	$620,068,323
Gross unrealized depreciation	(196,128,536)

Net unrealized appreciation	$423,939,787

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a

34        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

35        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs

36        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$329,323,532	$—	$—	$329,323,532
Consumer Staples	262,994,639	—	—	262,994,639
Energy	412,482,750	—	—	412,482,750
Financials	1,261,410,212	—	—	1,261,410,212
Health Care	359,503,983	—	—	359,503,983
Industrials	217,349,804	—	—	217,349,804
Information Technology	437,249,720	—	—	437,249,720
Materials	55,322,475	—	—	55,322,475
Telecommunication Services	111,774,600	—	—	111,774,600
Utilities	116,175,350	—	—	116,175,350
Preferred Stocks	335,996,540	62,456,338	—	398,452,878
Rights, Warrants and Certificates	14,100	—	—	14,100
Mortgage-Backed Obligations	—	283,603	—	283,603
Non-Convertible Corporate Bonds and Notes	—	586,368	—	586,368
Convertible Corporate Bonds and Notes	—	84,630,939	—	84,630,939
Structured Security	—	7,945,625	—	7,945,625
Exchange-Traded Options Purchased	122,000	—	—	122,000

Total Assets	$3,899,719,705	$155,902,873	$—	$4,055,622,578

Liabilities Table
Other Financial Instruments:
Options written, at value	$(5,744,613)	$—	$—	$(5,744,613)

Total Liabilities	$(5,744,613)	$—	$—	$(5,744,613)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

37        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value

38        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

39        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

40        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $412,856 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $6,093,704 and $2,550,582 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

41        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	78,716	$15,606,997
Options written	1,011,549	101,475,313
Options closed or expired	(547,454)	(55,113,689)
Options exercised	(413,179)	(54,813,109)

Options outstanding as of October 31, 2016	129,632	$7,155,512

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

42        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value*	Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	122,000	Options written, at value	$5,744,613

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total

Equity contracts	$(13,367,674)	$55,113,689	$41,746,015

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$1,861,144	$(2,544,278)	$(683,134)

*Includes purchased option contracts and purchased swaption contracts, if any.

43        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2016		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	12,424,480	$334,501,384	17,948,814	$573,641,204
Dividends and/or distributions reinvested	10,036,144	269,937,861	9,296,214	295,462,515
Redeemed	(43,921,194)	(1,168,393,226)	(28,466,931)	(902,580,599)

Net decrease	(21,460,570)	$(563,953,981)	(1,221,903)	$(33,476,880)

Class B
Sold	84,822	$1,805,933	259,778	$6,850,524
Dividends and/or distributions reinvested	422,778	9,170,831	466,833	12,237,256
Redeemed	(2,211,548)	(47,988,810)	(1,751,217)	(45,651,829)

Net decrease	(1,703,948)	$(37,012,046)	(1,024,606)	$(26,564,049)

Class C
Sold	3,433,945	$73,171,079	6,613,441	$174,153,232
Dividends and/or distributions reinvested	3,389,966	73,614,174	2,986,327	78,294,017
Redeemed	(14,171,504)	(303,792,454)	(8,851,335)	(230,193,606)

Net increase (decrease)	(7,347,593)	$(157,007,201)	748,433	$22,253,643

Class I
Sold	1,685,582	$43,600,858	2,104,272	$67,688,864
Dividends and/or distributions reinvested	427,614	11,469,254	314,104	9,950,568
Redeemed	(2,539,784)	(68,183,313)	(1,285,907)	(40,387,307)

Net increase (decrease)	(426,588)	$(13,113,201)	1,132,469	$37,252,125

Class R
Sold	1,127,246	$28,718,295	1,419,708	$43,550,318
Dividends and/or distributions reinvested	519,340	13,391,588	478,474	14,646,378
Redeemed	(2,399,039)	(61,135,459)	(2,098,747)	(64,296,848)

Net decrease	(752,453)	$(19,025,576)	(200,565)	$(6,100,152)

Class Y
Sold	4,549,355	$122,343,163	5,685,677	$181,791,261
Dividends and/or distributions reinvested	1,536,629	41,251,910	1,571,784	49,884,370
Redeemed	(15,322,680)	(404,881,705)	(7,864,063)	(248,400,053)

Net decrease	(9,236,696)	$(241,286,632)	(606,602)	$(16,724,422)

1. Represents the last business day of the Fund’s reporting period.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

44        OPPENHEIMER EQUITY INCOME FUND

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$1,904,243,334	$3,192,842,618
U.S. government and government agency obligations	—	808,046

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s effective management fee for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

45        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,505
Payments Made to Retired Trustees	31,762
Accumulated Liability as of October 31, 2016	187,402

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also

46        OPPENHEIMER EQUITY INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2016	$746,048	$20,107	$106,599	$55,877	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $11,331 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

47        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Borrowings and Other Financing (Continued)

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

48        OPPENHEIMER EQUITY INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund, including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2016

49        OPPENHEIMER EQUITY INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $1.05787 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 8, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 95.81% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $131,325,870 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $9,344,715 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50        OPPENHEIMER EQUITY INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

51        OPPENHEIMER EQUITY INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited /Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s ten-year performance was better than its category median although its one-year, three-year and five-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

52        OPPENHEIMER EQUITY INCOME FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53        OPPENHEIMER EQUITY INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54        OPPENHEIMER EQUITY INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Income Fund	6/23/16	98.1%	0.0%	1.9%
Oppenheimer Equity Income Fund	9/22/16	98.1%	0.0%	1.9%

55        OPPENHEIMER EQUITY INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

56        OPPENHEIMER EQUITY INCOME FUND

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of University of Florida Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

57        OPPENHEIMER EQUITY INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

58        OPPENHEIMER EQUITY INCOME FUND

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Levine, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

59        OPPENHEIMER EQUITY INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Michael S. Levine, Vice President (since 2007) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s

Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

60        OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER EQUITY INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

61        OPPENHEIMER EQUITY INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62        OPPENHEIMER EQUITY INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63        OPPENHEIMER EQUITY INCOME FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0835.001.1016 December 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,200 in fiscal 2016 and $42,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,654 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $690,716 in fiscal 2016 and $476,233 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,293,655 in fiscal 2016 and $661,712 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/14/2016